Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events

24. SUBSEQUENT EVENTS

On January 24, 2017, the Company completed a secondary public offering in which certain funds managed by Oaktree and certain members of management sold 14,375,000 shares of common stock at a price of $27.00 per share, including 1,875,000 shares purchased by the underwriters who fully exercised their option to purchase such shares. The Company received no proceeds from such offering but incurred fees of $850 ($508 in Fiscal 2016 and $342 in Fiscal 2017). Proceeds of $373,570, net of underwriting fees, were received by the selling stockholders. As a result of such secondary offering, the Company ceased being a “controlled company” within the meaning of the corporate governance standards of the New York Stock Exchange.